Exhibit 99.1

Sovereign Bancorp, Inc. Citigroup Financial Services Conference January 29, 2008

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services We refer you to our reports filed unto the SEC under the Securities Exchange Act of 1934 for a more detailed explanation of the factors and the risks facing our business

Overview of Sovereign

Investment Considerations Sovereign is the last independent franchise in Northeastern United States Focused on improving core operating performance Diversified and stable balance sheet Management team focused on managing risk and servicing customers

An Exceptional Franchise Serving the Northeastern United States 19th largest bank in U.S. with $85 billion in assets at December 31, 2007 750 offices & over 2,300 ATM's Approx. 12,000 team members Source: SNL DataSource. Market share as of June 2007. 5 Largest MSA's in Northeast U.S.

Top Northeastern U.S. Banks and Thrifts by Deposits Rank Institution # of Branches Deposits1 ($ billions) Market Share (%) 1 Bank of America Corp. 2 1,703 155.1 10.7 2 JPMorgan Chase & Co. 3 863 133.8 9.2 3 Wachovia Corp. 907 89.2 6.2 4 Royal Bank of Scotland Group 1,165 79.8 5.5 5 Toronto-Dominion Bank 1,040 71.4 4.9 6 PNC Financial Services Group 1,015 69.2 4.8 7 Citigroup Inc. 360 67.6 4.7 8 Sovereign Bancorp, Inc. 748 49.1 3.4 9 HSBC Holdings plc 4 425 48.7 3.4 10 Capital One Financial Corp. 360 39.0 2.7 11 M&T Bank Corp. 688 35.0 2.4 12 Washington Mutual Inc. 328 19.2 1.3 13 KeyCorp 306 18.4 1.3 14 Bank of New York Mellon Corp. 5 33 17.7 1.2 15 New York Community Bancorp 220 15.2 1.0 Top 15 Total 10,161 908.2 62.8 Total 20,512 1,447.0 100.0 Source: SNL Financial, FactSet. Market data ad of December 18, 2007 1 Deposit data as of June 30, 2007, pro forma ownership as of 12/18/07. 2,3,4,5 Excludes corporate deposits at main branch of $17.3 billion, $126.0 billion, $22.2 billion, and $29.3 billion, respectively

Sovereign's Business Model Increased emphasis on core commercial and consumer franchise-based businesses; Sovereign does not have any lending units whose principal focus is on sub-prime lending Core Commercial: Commercial Real Estate Mini Perm Asset-based Lending C&I Lending Business Banking Branch Business Banking SBA Centralized strategy with a de-centralized delivery structure Community Banking delivery model, each with a Market CEO Local decision making by experienced commercial/retail bankers Centralized commercial and consumer leadership ensures consistent product, pricing, policy and performance Core Consumer (within footprint): Home Equity Lending Residential Mortgage Retail Banking Automobile Lending

Strategic Alliances CVS/Cardtronics Over 1,100 ATMs installed to date Over 500,000 transactions monthly First Data Corp. Sovereign Merchant Services Dedicated sales force in excess of 100 44,000 processing merchants ADP Sovereign Payroll Services Dedicated sales force of approximately 225 American Express - OPEN Customer Rewards Program Official card issuer

Improving Productivity

Expense Reduction Initiative Primary focus on: Functional redundancies and operating inefficiencies Products/business lines not meeting profit or strategic goals Optimization of retail delivery channels Expense reduction initiatives were completed on time and slightly better than plan, eliminated more than $100 million of annual operating expenses Partially offset by re-invested into the following: Technology Branch infrastructure Marketing Continuing to search for additional ways to cut costs and operate more efficiently in 2008

Customer First Initiative During 2007, several steps were taken to rationalize product set Rolled out customer switching services across franchise Upgraded commercial online banking system Streamlined retail product set by half in first quarter - 10 checking products to 5 Converted over 400,000 grandfathered accounts to increase balance retention Optimize sales process - Customer First Initiative During the fourth quarter of 2007, rolled out pilot program to 25 branches; results were encouraging Franchise wide roll-out in 2008 Program focused on "know your customer" - approximately 85% of deposits will be portfolio managed Designed to improve customer retention and cross-sell opportunities

Capital Position and Quality of Earnings

Diversified and Stable Asset Base Average balances as percentage of assets 2007 Loan Sales: $3.3 billion correspondent home equity loans $1.0 billion purchased residential mortgages $1.5 billion purchased Alt-A mortgages $1.3 billion multi-family loans Total Commercial Loans 52.7% of Loans Total Consumer Loans 47.3% of Loans December 31, 2007

Risk Profile of Loan Portfolio ($ in millions) Balance % of Loans NPLs / Loans NCOs / Average Loans1 Total Past Dues / Loans Allowance / Loans CRE and multi-family $16,553 29% 0.41% 0.11% 0.43% 1.23% C&I and other commercial 14,360 25% 0.59% 0.39% 0.48% 1.58% Residential mortgages 13,341 23% 0.68% 0.11% 2.71% .29% Home equity 6,197 11% 0.91% 0.25% 0.55% 1.28%2 Auto loans 7,029 12% 0.02% 1.96% 3.05% 2.05% Total loans $57,780 100% 0.53% 0.42% 1.41% 1.28% Data as of December 31, 2007 1 Annualized 2 Includes $50 million of reserves on correspondent home equity loan portfolio

Strengthening Reserves 4Q06 1Q07 2Q07 3Q07 4Q07 East 0.0088 0.009 0.0092 0.0114 0.0128 Allowance to Total Loans 4Q06 1Q07 2Q07 3Q07 4Q07 East 2.6 5.2 5.1 4.8 3 Allowance to Net Charge-offs 4Q06 1Q07 2Q07 3Q07 4Q07 East 2.51 2.08 2.17 2.3 2.42 Allowance to Non-Performing Loans * 4Q06 net charge-offs exclude credit related charges of $390 million as a result of balance sheet restructuring * x x x x x

Geographic Diversity of Loan Portfolio In-footprint In-footprint Out-of-footprint Out-of-footprint Out-of-footprint $ in millions Balance New England Mid-Atlantic1 CA FL Other CRE and multi-family $16,553 22% 66% 2% 4% 5% C&I and other commercial 14,360 35% 44% 2% 4% 14% Residential mortgages 13,341 32% 40% 8% 3% 18% Home equity 6,197 36% 55% 1% 1% 6% Auto loans 7,029 38% 24% 0% 15% 24% Total loans $57,780 30% 50% 3% 5% 12% Based on outstanding balances as of December 31, 2007 1 Includes New York

Not All Parts of the Country Behaving Equally Expansion Recovery At risk In recession Source: Mark Zandi of Moody's Economy.com Analysis as of December 2007

Average balances December 31, 2007 High-Quality Deposit Funding Total Deposits $50.2 billion Core Deposits $29.0 billion

Inexpensive Source of Funding ($ in millions) Average Balance % of Average Balance Rate Demand deposit accounts $6,399 12.8% 0.00% NOW accounts 5,298 10.6% 1.06% NOW accounts - government & wholesale 3,998 8.0% 4.76% Customer repurchase agreements 2,878 5.7% 3.69% Savings accounts 3,890 7.8% 0.67% Money market accounts 10,531 21.0% 3.58% Money market accounts - government & wholesale 1,768 3.5% 4.77% Time deposits 11,955 23.8% 4.70% Time deposits - wholesale 3,466 6.9% 4.84% Total deposits $50,183 100.0% 3.13% Wholesale deposits $9,232 18.4% 4.79% Total deposits excluding wholesale $40,951 81.6% 2.75%

High-Cost Wholesale Deposits Reduced in Excess of $3.5 Billion During 2007 $ in billions

Capital Levels Sovereign Bancorp, Inc. * Capital ratios were negatively impacted due to the need to temporarily hold an additional $4.5 billion and $4.0 billion at of cash and short-term investments at September 30 and December 31, respectively, to maintain compliance with a regulatory guideline. 6.38%* * Excludes impact of additional cash and investments held to maintain compliance with a regulatory requirement 4.33%* 4.07%* 6.19%* 4.15%* 3.90%*

Capital build assumes '08 analyst mean estimate of $1.00 per share plus CDI amortization of $65 million, after-tax. Assumes YE 2008 tangible assets are reduced by $4.0 billion cash and short-term investments being held at 12/31 for regulatory compliance. Sovereign is Committed to Increasing Capital 4Q07 Actual YE 2008 East 4066 3866 West 717 917 North 0 577 Capital required to maintain 5% Tier 1 Leverage (well- capitalized) Excess Capital Assumed 2008 Capital Build $ in millions Sovereign Bancorp Tier 1 Capital Excess Capital Capital required to maintain 5% Tier 1 Leverage (well- capitalized)

Capital build assumes '08 analyst mean estimate of $1.00 per share plus CDI amortization of $65 million, after-tax, plus $98 million of BHC debt expense, after-tax. Sovereign is Committed to Increasing Capital 4Q07 Actual YE 2008 East 6665 6665 West 268 268 North 0 675 Capital required to maintain 10% Total Risk Based Capital (well- capitalized) Excess Capital Assumed 2008 Capital Build $ in millions Sovereign Bank Total Risk-Based Capital Excess Capital Capital required to maintain 10% Total Risk Based Capital (well- capitalized)

Recent Steps Taken to Strengthen Capital Base Over the past twelve months, Sovereign has taken a number of steps to strengthen its capital base in a weakening economic environment: Disposed of over $7.0 billion of non-core assets and businesses Recently elected to eliminate auto originations in the Southeast and Southwest, which will further reduce assets in 2008 Reduced annual operating expenses by over $100 million in 2007 Elected to eliminate common shareholder dividend which will conserve approximately $160 million of capital in 2008

Sensitivity to Allowance to Total Loans in 2008 4Q07 4Q07 4Q07 Allowance for Credit Losses Total Loans Allowance for Credit Losses to Total Loans $738 million $57.8 billion 1.28% Sensitivity Analysis to Allowance for Credit Losses to Total Loans Sensitivity Analysis to Allowance for Credit Losses to Total Loans Sensitivity Analysis to Allowance for Credit Losses to Total Loans Sensitivity Analysis to Allowance for Credit Losses to Total Loans Excess Capital Above Well-Capitalized Excess Capital Above Well-Capitalized Allowance for Credit Losses to Total Loans Increases to: Capital Impact BHC Tier 1 Bank Total Risk-Based 1.50% $129 million $1.4 billion $814 million 1.70% $245 million $1.2 billion $698 million 1.90% $360 million $1.1 billion $583 million 2.00% $418 million $1.1 billion $525 million

What to Expect Going Forward Disciplined and focused approach to increasing the value of our core franchise Increase the rate of household and enterprise acquisition Increase the rate of cross selling and share of wallet Disciplined credit risk management practices Continued monitoring and improving of a solid capital position Continue to increase communications and transparency Both internally and externally

Appendix

What Is Sovereign's CDO Exposure? Sovereign's CDO exposure consists 100% of synthetic credit default swaps referencing investment grade corporate debt, NOT sub-prime or ABS securities The portfolio totals $750 million, 10-year final maturity bonds (approximately 9 years remaining), yielding 6.61% (LIBOR + 169 bps) 15 tranches all AAA rated 5.69% weighted average subordination; 2.09x worst 10-year period of investment grade bond losses over last 30 years Parameters in place to manage credit risk: Structures are synthetic Maximum company specific exposure of 1% Maximum industry exposure of 8% Tranche must be rated AAA by Moody's or S&P All underlying credits must be investment grade at time of purchase Ability to restructure pool to maintain AAA rating Held as investments available-for-sale; therefore, mark-to-market adjustment flows through other comprehensive income

Residential Mortgages - 23% of Total Loans Total Residential Mortgages (includes Alt-A) Total Residential Mortgages (includes Alt-A) Outstanding Balance $13.4 billion Weighted Average FICO 735 Weighted Average LTV 52.7% Fixed Rate Adjustable Rate 68% 32% >91% 5% 80% to 90% 6% 51% to 79% 72% <50% 17% >741 44% 681 to 740 36% 621 to 680 17% <620 3% LTV Distribution FICO Distribution Alt - A Mortgages Alt - A Mortgages Outstanding Balance $2.8 billion Weighted Average FICO 719 Weighted Average LTV 66.6% Fixed Rate Adjustable Rate 34% 66% >91% 2% 80% to 90% 9% 51% to 79% 76% <50% 13% >741 40% 681 to 740 46% 621 to 680 14% <620 0% LTV Distribution FICO Distribution 1 1 1 1 Data as of 12/31/07. 1) Statistics based on original loan amount and are as of time of origination for those loans. LTV data represents 100% of balances. FICO data represents 78% of total residential mortgage balances, 100% of Alt-A balances.

Direct Home Equity Lending - 10% of Total Loans Direct Home Equity Direct Home Equity Outstanding Balance $5.6 billion Weighted Average FICO 785 Weighted Average CLTV 62.4% Fixed Rate Loans Lines of Credit 68% 32% First Lien Second Lien 37% 63% >91% 4% 80% to 90% 23% 51% to 79% 43% <50% 29% >741 62% 681 to 740 26% 621 to 680 10% <620 2% CLTV Distribution FICO Distribution 1 Data as of 12/31/07. 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available. Data represents 100% of balances. 1

Second Lien Second Lien Outstanding Balance $131 million Reserves $49 million Balance, net $82 million Weighted Average FICO 594 Weighted Average CLTV 93% >91% 72% 80% to 90% 14% 51% to 79% 11% <50% 3% >741 9% 681 to 740 11% 621 to 680 17% <620 63% Correspondent Home Equity Loans - <1% of Total Loans First Lien First Lien Outstanding Balance $367 million Reserves/Discount $37 million Balance, net $330 million Weighted Average FICO 674 Weighted Average CLTV 78% >91% 14% 80% to 90% 39% 51% to 79% 42% <50% 5% >741 30% 681 to 740 22% 621 to 680 21% <620 27% CLTV Distribution FICO Distribution CLTV Distribution FICO Distribution 3 1 Statistics based on original loan amount and are as of time of origination for those loans that data were available. 2 Statistics based on current FICO for those loans that data were available. 3 In reaction to projected declines in housing values, increased delinquency and charge-off rates, reserves were increased on this portfolio by $47 million in the aggregate in the third quarter of 2007. Data represents 100% of balances. 2 1 3 2 1

Indirect Auto - 12% of Total Loans Indirect Auto Indirect Auto Outstanding Balance $7.0 billion Average Life 2.5 years Weighted Average FICO New Used 727 739 715 New Used 55% 45% In-footprint Out of Footprint 62% 38% >741 32% 681 to 740 41% 621 to 680 24% <620 2% FICO Distribution 1 Data as of 12/31/07. 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available.

Sovereign Bancorp, Inc.